EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the following Registration Statements:
(1) Registration Statement (Form S-8 No. 333-270254) pertaining to the Amended and Restated 2019 Director Fee Plan of Matthews International Corporation,
(2) Registration Statement (Form S-8 No. 333-264584) pertaining to the Amended and Restated 2017 Equity Incentive Plan of Matthews International Corporation,
(3) Registration Statement (Form S-8 No. 333-231192) pertaining to the 2017 Equity Incentive Plan and 2019 Director Fee Plan of Matthews International Corporation,
(4) Registration Statement (Form S-8 No. 333-194456) pertaining to the 2014 Director Fee Plan of Matthews International Corporation,
(5) Registration Statement (Form S-8 No. 333-190366) pertaining to the 2012 Equity Incentive Plan of Matthews International Corporation,
(6) Registration Statement (Form S-8 No. 333-157132) pertaining to the 2007 Equity Incentive Plan of Matthews International Corporation,
(7) Registration Statement (Form S-8 No. 333-131496) pertaining to the 1994 Director Fee Plan of Matthews International Corporation,
(8) Registration Statement (Form S-8 No. 333-83731) pertaining to the 1992 Stock Incentive Plan of Matthews International Corporation,
(9) Registration Statement (Form S-8 No. 033-57793) pertaining to the 1992 Stock Incentive Plan of Matthews International Corporation,
(10) Registration Statement (Form S-8 No. 033-57795) pertaining to the 1994 Employee Stock Purchase Plan of Matthews International Corporation,
(11) Registration Statement (Form S-8 No. 033-57797) pertaining to the 1994 Director Fee Plan of Matthews International Corporation, and
(12) Registration Statement (Form S-3 No. 333-285712) pertaining to the registration of Class A Common Stock of Matthews International Corporation;
(13) Registration Statement (Form S-8 No. 333-286871) pertaining to the Second Amended and Restated 2017 Equity Incentive Plan of Matthews International Corporation,

of our reports dated November 21, 2025, with respect to the consolidated financial statements and schedule of Matthews International Corporation and Subsidiaries and the effectiveness of internal control over financial reporting of Matthews International Corporation and Subsidiaries included in this Annual Report (Form 10-K) of Matthews International Corporation and Subsidiaries for the year ended September 30, 2025.

/s/ Ernst & Young LLP

Pittsburgh, Pennsylvania
November 21, 2025